SECOND AMENDMENT TO REVOLVING CREDIT NOTE

         THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Second Amendment"), is made and entered into as of this 31st day of January, 1998, by and between (a) UNIQUEST COMMUNICATIONS, INC., a Utah corporation with principal office and place of business in Midvale, Utah ("Borrower") and (b) AGENT FINANCIAL SERVICES, LLC, a Kentucky limited liability company with an office and place of business in Louisville, Kentucky (the "Lender").

                              PRELIMINARY STATEMENT

A. Pursuant to that certain Loan Agreement dated as of September 18, 1995, between the Borrower and the Lender, the Lender has established a line of credit in the principal amount of Three Hundred Thousand Dollars ($300,000.00) in favor of the Borrower (the "Line of Credit"). The Loan Agreement and other Borrower Documents were originally between the Borrower and UniDial Incorporated. The Lender acquired the Loan from UniDial Incorporated on January 1, 1997.

B. The obligation of the Borrower to repay the outstanding principal balance of the Line of Credit, together with accrued interest thereon is evidenced by that certain Revolving Credit Note dated September 18, 1995, made by the Borrower, payable to the order of the Lender, and in the face principal amount of Three Hundred Thousand Dollars ($300,000.00), as amended pursuant to that certain First Amendment to Revolving Credit Note dated March 1, 1997 between the Borrower and the Lender (the "First Amendment") (collectively, the "Note").

C.       The current maturity date of the Note is January 31, 1998.

D. The Borrower has now requested that the Lender extend the Note maturity date from January 31, 1998 to January 31, 1999, which the Lender is willing to do upon the condition, among others, that the Borrower execute and deliver this Second Amendment in favor of the Lender.

              NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration of the foregoing premises, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

              1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement or Note, as amended.

              2. The Lender hereby extends the due date of the Note from January 31, 1998 to January 31, 1999.

              3. Upon the occurrence of (i) a sale of accounts or change in control under section 4.2 of the Agent's Agreement, or (ii) an initial public offering by UniDial Incorporated resulting in a distribution of cash, securities and/or options to the Borrower, all amounts advanced under the Revolving Credit Note, and any not delivered in renewal, replacement, substitution, extension or novation thereof, and any amendments thereto, together with all interest and other sums due, shall become immediately due and payable. All proceeds will be used to pay off any remaining balance owed to the Lender.

              4. Except to the extent amended or modified hereby, the Borrower hereby reaffirms all its representations, warranties and covenants set forth in the Revolving Credit Note including, without limitation, the grant of the liens on and security interests in the assets of the Borrower pursuant to the Borrower Documents to secure the payment of the entire unpaid principal balance of and all accrued and unpaid interest on the Note, and any note delivered in renewal, replacement, substitution, extension or novation thereof, and any amendments thereto.

              5. This Second Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of the same shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Second
Amendment to Revolving Credit Note to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                            UNIQUEST COMMUNICATIONS, INC.

                                     By: /s/  Thomas E. Aliprandi
                                         ------------------------------
                                         Thomas E. Aliprandi, President

                                     By: /s/  David E. Shepardson
                                         -----------------------------------
                                         David E. Shepardson, III,
                                         Vice President-Treasurer

                                     (the "Borrower")


                                     AGENT FINANCIAL SERVICES, LLC

                                     By: /s/  Kenneth D. Richey
                                         --------------------------------------
                                         Kenneth D. Richey, Operating Manager

                                 (the "Lender")